                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Dan River Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                                           [DAN RIVER INC. LOGO]

                                           March 31, 1999

Dear Shareholder:

     We cordially invite you to attend the Company's 1999 Annual Meeting of Shareholders on Friday, April 23, 1999. The meeting will be held at the Riverview Inn in Danville, Virginia and will begin at 10 a.m. EDT.

     The formal notice of meeting, Proxy Statement and form of proxy accompany this letter and describe in detail the matters to be acted upon at the meeting.

     As a shareholder, your vote is important. We urge you to execute and return your proxy promptly whether or not you plan to attend so that we can have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     On behalf of your Board of Directors, thank you for your support of and interest in Dan River.

                                          Sincerely,
                                          /s/ JOSEPH L. LANIER, JR.

                                          Joseph L. Lanier, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                           [DAN RIVER INC. LOGO]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 1999

To the Shareholders of DAN RIVER INC.:

     The 1999 Annual Meeting of Shareholders of Dan River Inc. will be held at the Riverview Inn, located at One Country Club Drive in Danville, Virginia, on Friday, April 23, 1999, at 10 a.m. EDT for the following purposes:

     1. To elect one Group B director to serve for a three-year term or until the election and qualification of his successor;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 1999 fiscal year; and

     3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only holders of record of Class A Common Stock and Class B Common Stock of the Company as of the close of business on March 1, 1999, will be entitled to notice of and to vote at the meeting. A list of shareholders as of the close of business on March 1, 1999 will be open for examination during the meeting.

     Your attention is directed to the Proxy Statement submitted with this Notice.

                                          By Order of the Board of Directors,
                                          /s/ HARRY L. GOODRICH
                                          Harry L. Goodrich
                                          Secretary

Danville, Virginia
March 31, 1999

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                 DAN RIVER INC.
                              2291 MEMORIAL DRIVE
                            DANVILLE, VIRGINIA 24541

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 1999

                            ------------------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Dan River Inc. (the "Company" or "Dan River") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company scheduled to be held on April 23, 1999, at the Riverview Inn, One Country Club Drive, Danville, Virginia 24541, at 10 a.m. EDT, and at any adjournment thereof (the "Annual Meeting").

RECORD DATE

     The Board of Directors of the Company has fixed the close of business on March 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") and Class B Common Stock, par value $.01 per share, of the Company ("Class B Common Stock," together with the Class A Common Stock, the "Common Stock") as of the record date are entitled to vote at the Annual Meeting or any adjournment thereof. On the record date, 21,307,332 shares of Class A Common Stock and 2,062,070 shares of Class B Common Stock were issued and outstanding. No cumulative voting rights are authorized and appraisal rights for dissenting shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement will be first mailed to shareholders of the Company on or about March 31, 1999.

VOTING AND PROXIES

     When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the Annual Meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the attached notice and in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to the solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting. If Common Stock owned by a shareholder is registered in the name of more than one person, each such person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

     In accordance with the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and Georgia law, each share of Class A Common Stock is entitled to one vote at the Annual Meeting and each share of Class B Common Stock is entitled to 4.39 votes at the Annual Meeting. With respect to all matters to be voted upon at the Annual Meeting, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single voting group (the "Voting Group").

     The presence, either in person or by proxy, of the holders of a majority of the votes of the shares of Common Stock comprising the Voting Group outstanding on the record date is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. Under Georgia law and the Bylaws of the Company, (i) with respect to the election of directors, the affirmative vote of a plurality of the votes represented by the shares comprising the Voting Group is required to elect the nominees to the Board of Directors, and (ii) with respect to the proposal to ratify the appointment of Ernst & Young LLP as independent auditors, the votes cast in favor of such proposal by shares comprising the Voting Group must exceed the votes cast against such proposal to ratify such appointment. With respect to any other matter that may properly come before the Annual Meeting, the votes cast in favor of such matter by shares comprising the Voting Group must exceed the votes cast against approval of such matter for such matter to be approved. At the Annual Meeting, votes cast for or against any matter may be cast in person or by proxy. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will not count as either a vote for or against any matter presented for shareholder approval at the Annual Meeting.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     The Board of Directors has resolved pursuant to the Company's Articles of Incorporation and bylaws that the Board shall consist of five directors. The Company's Articles of Incorporation divide the Board of Directors into three classes (Groups "A," "B" and "C") with the directors in each class serving a term of three years. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for such class expires. At the Annual Meeting on April 23, 1999, one nominee for director is to be elected to serve until the Annual Meeting of Shareholders in 2002, or until his successor is elected and qualified.

     The Board of Directors has no reason to believe that the nominee for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting the nominee should be unable or decline to serve, the persons named in the proxy will vote as recommended by the Board of Directors either (i) to elect a substitute nominee recommended by the Board,
(ii) to allow the vacancy created thereby to remain open until filled by the Board or (iii) to reduce the number of directors for the ensuing year. In no event, however, can a proxy be voted to elect more than one director.

INFORMATION ABOUT NOMINEES AND DIRECTORS

     The following table presents information concerning each person who is nominated for election as a director or who is continuing as an incumbent director:

--------------------------------------------------------------------------------
DONALD J. KELLER, 67               Incumbent                Term Expires in 2001

     Mr. Keller has been a director of Dan River since January 1998. Since March 1998 Mr. Keller has served as Chairman of Vlasic Foods, International. From March 1993 until June 1998 he was Chairman of B. Manischewitz Company, a food manufacturer, and was Co-Chief Executive Officer of B. Manischewitz Company from 1992 until 1993. From 1995 until 1997 he was Chairman of the Board of Prestone Products Corporation, an automotive chemicals manufacturer. He is also a director of Air Express International Corporation, a provider of cargo related transportation services, and he was a consultant to and director of Colorado Prime Corporation, a sales and distribution company delivering food directly to the home. Mr. Keller is a member of the Compensation Committee and an alternate member of the Audit Committee.
--------------------------------------------------------------------------------

JOSEPH L. LANIER, JR., 67          Incumbent                Term Expires in 2001

     Mr. Lanier has been Chairman of the Board of Directors and Chief Executive Officer of Dan River or Braelan Corp. (its "Predecessor") since 1989. Mr. Lanier is also a director of SunTrust Bank, Inc., a bank holding company, Flowers Industries, Inc., a food company, Torchmark Corporation, an insurance company, Dimon Incorporated, a tobacco products company and Waddell & Reed Financial Inc., a mutual fund company.
--------------------------------------------------------------------------------

EDWARD J. LILL, 66                 Incumbent                Term Expires in 2000

     Mr. Lill has been a director of Dan River since October 1997. Mr. Lill is presently a consultant to Metropolitan Life Insurance Company with respect to accounting and other related matters. Mr. Lill was a senior partner and Vice Chairman of the accounting firm, Deloitte & Touche, from 1988 until his retirement in 1995. Mr. Lill is Chairman of the Audit Committee and an alternate member of the Compensation Committee.
--------------------------------------------------------------------------------

JOHN F. MAYPOLE, 59                Incumbent                Term Expires in 2000

     Mr. Maypole has been a director of Dan River or its Predecessor since 1992. Mr. Maypole is a consultant to Metropolitan Life Insurance Company and has over the past five years served as a consultant to and/or director of various other corporations and providers of financial services. Mr. Maypole also serves as a director of Bell Atlantic Corporation, a telecommunications company, Massachusetts Mutual Life Insurance Company, and Church and Dwight Co., Inc., a household consumer product and specialty chemical company. Mr. Maypole is Chairman of the Compensation Committee and serves on the Audit Committee.
--------------------------------------------------------------------------------

RICHARD L. WILLIAMS, 65             Nominee                 Term Expires in 1999

     Mr. Williams has been a director and President and Chief Operating Officer of Dan River or its Predecessor since 1989.

--------------------------------------------------------------------------------
RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR Richard L. Williams to hold office until the Annual Meeting of Shareholders in 2002, or until his successor is elected and qualified. Proxies received by the Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.

     The Board of Directors met eleven times during the 1998 fiscal year. During the 1998 fiscal year each of the directors attended more than 75% of the aggregate of the total number of meetings of the Board and committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Compensation Committee is composed of Messrs. Maypole (Chairman) and Keller with Mr. Lill serving as an alternate member in the event one of the regular members cannot attend a meeting of the Compensation Committee. The Audit Committee is composed of Messrs. Lill (Chairman) and Maypole, with Mr. Keller serving as an alternate member of the Audit Committee. The Audit Committee held two meetings during 1998, and the Compensation Committee held three meetings during 1998. None of the members of either Committee are employees of Dan River.

     The Compensation Committee is responsible for reviewing annually and approving the Company's compensation strategy to ensure that the Company's executive compensation strategy supports its business objectives as well as shareholder interests. The Committee is responsible for the approval of salary, bonuses and other compensation of the Company's executive officers and key management personnel, and the administration of the Company's option and benefit plans. The Compensation Committee is also responsible for reviewing and considering issues pertaining to succession planning upon retirement or termination of the employment of senior managers of the Company.

     The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, monitoring the Company's financial policies and control procedures, and reviewing and monitoring the provision of non-audit services by the Company's auditors.

DIRECTOR COMPENSATION

     Each Director who is not an employee of the Company receives a retainer of $20,000 per year for his service as a director and is paid $1,000 for each meeting of the Board or a Committee of the Board attended by him. In 1998 the Board of Directors granted to each of Messrs. Keller, Lill and Maypole non-qualified options to purchase 5,000 shares of Class A Common Stock pursuant to the 1997 Stock Plan for Outside Directors (the "Directors' Plan"), which options vest and become exercisable in three equal increments on December 31, 1999, 2000 and 2001 (or 100% upon a change of control), have an exercise price of $8.3125 per share and have a term expiring November 13, 2008. In 1998 the Board of Directors also granted to Mr. Keller a non-qualified option to purchase 5,000 shares of Class A Common Stock pursuant to the Directors' Plan, which option vests and becomes exercisable in three equal increments on December 31, 1998, 1999 and 2000 (or 100% upon a change of control), has an exercise price of $16.25 per share and has a term expiring January 8, 2008. Directors who are officers of Dan River are not compensated for their services as directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding the beneficial ownership of the Company's classes of Common Stock as of March 1, 1999, by (i) each person who is known to Dan River to be the beneficial owner of more than 5% of each class of Common Stock, (ii) each of the directors of Dan River, (iii) each of the named executive officers, and (iv) all directors and executive officers of Dan River as a group. Under the rules of the Securities and Exchange Commission, a person is deemed to "beneficially own" securities if that person has or shares the power to vote or dispose, or to direct the vote or disposition, of such securities. The person is also deemed to beneficially own any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to beneficially own the same securities and a person may be deemed to beneficially own securities as to which he or she has no pecuniary interest. Except as set forth below, the shareholders named below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                      BENEFICIAL OWNERSHIP                  BENEFICIAL OWNERSHIP
                                           OF CLASS A                            OF CLASS B
                                          COMMON STOCK                          COMMON STOCK                PERCENTAGE
       NAMED EXECUTIVE                --------------------                -------------------------             OF
OFFICERS, DIRECTORS, EXECUTIVE   NUMBER                  PERCENT           NUMBER           PERCENT          COMBINED
 OFFICERS AND DIRECTORS AS A       OF                       OF               OF               OF              VOTING
  GROUP AND 5% SHAREHOLDERS      SHARES                  CLASS(2)          SHARES            CLASS          POWER(15)
------------------------------   ------                  --------          ------           -------         ----------
Donald J. Keller.............      21,666(10)                 *                  --             --                *
Joseph L. Lanier, Jr.(3)(4)...  2,336,095(1)(5)(6)(10)      9.8           2,062,070(7)(8)    100.0%            30.3
Edward J. Lill...............       5,334(10)                 *                  --             --                *
John F. Maypole..............      32,434(10)                 *                  --             --                *
Richard L. Williams(3)(4)....     551,981(1)(10)            2.3             465,981(8)        22.6              6.9
Barry F. Shea(3).............     195,912(1)(10)              *             174,912(8)         8.5              2.6
Gregory R. Boozer............      35,500(10)(11)             *                                                   *
Harry L. Goodrich............      20,500(10)(11)             *                  --             --                *
Mezzanine Investment Limited
  Partnership-BDR(9).........   6,708,723                  28.2                  --             --             21.8
Palisade Capital Management,
  L.L.C(12)..................   1,162,500                   4.9                  --             --              3.8
T. Rowe Price Associates,
  Inc.(13)...................   1,425,900                   6.0                  --             --              4.6
Wellington Management Company,
  LLP(14)....................   1,135,000                   4.8                  --             --              3.7
All executive officers and
  directors as a group (14
  persons)...................   2,615,529(1)(5)(6)(10)     11.0           2,062,070(7)(8)    100.0             31.2

---------------
  * Less than 1%.

(1) Under the Company's Articles of Incorporation, shares of Class B Common Stock are convertible into shares of Class A Common Stock on a share-for-share basis at any time subject to compliance with certain first offer rights. As a result, in accordance with the rules of the Securities and Exchange Commission, shares of Class A Common Stock shown as beneficially owned by the persons listed in the table include shares of Class A Common Stock issuable upon conversion of Class B Common Stock beneficially owned by such persons.

(2) Based on an aggregate of 21,307,332 shares of Class A Common Stock issued and outstanding as of March 1, 1999. Assumes conversion of 2,062,070 shares of Class B Common Stock beneficially owned by such persons into Class A Common Stock. Assumes exercise of options on 440,580 shares of Class A Common Stock which are exercisable within 60 days.

(3) The business address of Messrs. Lanier, Williams and Shea is 2291 Memorial Drive, Danville, Virginia 24541.

(4) Messrs. Lanier and Williams disclaim beneficial ownership of the 65,553 shares and 96,250 shares of Common Stock held by their wives, Mrs. Ann M. Lanier and Mrs. Suzanne S. Williams, respectively.

(5) As of March 1, 1999, Mr. Lanier was contractually obligated to surrender 173,925 of these shares to the Company from time to time upon exercise of stock options issued prior to December 1994. Mr. Lanier disclaims beneficial ownership of these shares. Upon surrender of shares of Class A Common Stock, the Company is required to pay to Mr. Lanier an amount equal to the exercise price of the option in respect of which such shares were surrendered. Includes 8,250 shares and 17,750 shares on which Messrs. Boozer and Goodrich held options, respectively, and 32,375 shares on which other executive officers held options, all of which are presently exercisable.

(6)  Includes 848,380, 65,553, 253,622, 253,622, 96,250, 369,731 and 174,912
     shares of Class A Common Stock issuable upon conversion on a share for share basis of shares of Class B Common Stock beneficially owned by Mr. Joseph L. Lanier, Jr., Mrs. Ann M. Lanier, Mr. Joseph Lanier, III, Mrs. Ann
     L. Jackson, Mrs. Suzanne S. Williams, Mr. Richard L. Williams and Mr. Barry
     F. Shea, respectively, (the "Senior Management Group"), with respect to which Mr. Joseph L. Lanier, Jr. has sole voting power pursuant to the terms of a Voting Agreement dated November 20, 1997 between the Company and the members of the Senior Management Group, as amended (the "Voting Agreement").

(7) Includes shares of Class B Common Stock beneficially owned by the members of the Senior Management Group with respect to which Mr. Joseph L. Lanier, Jr. has sole voting power pursuant to the Voting Agreement. See Footnote 6 above.

(8) Joseph L. Lanier, Jr. has sole voting power with respect to these shares pursuant to the terms of the Voting Agreement.

(9) Reflects shares of Class A Common Stock beneficially owned by Mezzanine Investment Limited Partnership-BDR ("MILP"), whose address is One Madison Avenue, New York, New York 10010. According to Schedule 13D filed on behalf of Metropolitan Life Insurance Company ("MetLife"), the general partner of MILP is 23rd Street Investments, Inc. ("23rd Street Investments"), a wholly-owned subsidiary of MetLife. 23rd Street Investments has sole voting and investment power with respect to the Class A Common Stock beneficially owned by MILP. As a result, 23rd Street Investments is deemed to beneficially own the shares of Class A Common Stock beneficially owned by MILP.

(10) Includes options exercisable within 60 days.

(11) Excludes shares referred to in Note (5) above.

(12) Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 4, 1999. The address of Palisade Capital Management, L.L.C. is One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024.

(13) Based solely on Schedule 13G filed with the Securities and Exchange Commission on February 8, 1999. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(14) Based solely on Schedule 13G filed with the Securities and Exchange Commission on December 31, 1998. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(15) Based on an aggregate of 21,307,332 shares of Class A Common Stock and 2,062,070 shares of Class B Common Stock, respectively, issued and outstanding as of March 1, 1999. Assumes exercise of options on 440,580 shares of Class A Common Stock which are exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REGISTRATION RIGHTS AGREEMENT

     The Company, certain members of senior management (the "Management Shareholders"), MILP, and all other holders of the Company's Common Stock prior to the initial public offering of the Company's Common Stock in November 1997, are parties to a Registration Rights Agreement, dated September 3, 1991 (as amended, the "Registration Rights Agreement"). All provisions of the Registration Rights Agreement described below terminate on the earlier of (i) September 3, 2006 or (ii) the date when shares of Class A Common Stock which are held by the above-described holders other than Management Shareholders constitute less than 10% of the outstanding Common Stock, subject to limited exceptions. The Registration Rights Agreement is applicable only with respect to shares of Common Stock held prior to the initial public offering. It contains, among others, the following provisions:

     The Company's and Mr. Lanier's Call Rights. Joseph L. Lanier, Jr. has the right to purchase the Class A Common Stock beneficially owned by certain specified shareholders (the "Lanier Call"). The Company has a similar call right (the "Company Call"). In the case of a Company Call, the call price is the fair market value (as defined) of the Common Stock. In the case of a Lanier Call, the call price is 105% of the fair market value of the Common Stock. Under certain circumstances, the Company call may be assigned to or preempted by Mr. Lanier. In addition, Mr. Lanier has a first offer right to purchase any Class A Common Stock offered for sale by certain of the Company's shareholders. The rights of each of the Company and Mr. Lanier under the call provisions of the Registration Rights Agreement terminate on September 3, 2001 or, in the case of a Lanier Call, if earlier, Mr. Lanier's death or total disability or termination of employment for good cause (as defined in Mr. Lanier's Employment Agreement).

     Demand and Piggyback Registration Rights. The holders (not including the Management Shareholders) of at least 20% of the Class A Common Stock held by such holders immediately prior to the initial public offering may, on seven occasions, demand that the Company prepare and file a registration statement under the Securities Act of 1933, as amended, (the "1933 Act") with respect to such number of shares of Class A Common Stock held by them prior to the initial public offering as are designated by the holders of a majority of such shares of Class A Common Stock of the Company after consultation with the book running lead underwriter of any such offering and the demanding holders. Once every 12 months, the Company may delay the filing of any such registration statement for up to 60 days if the Company would be required in the opinion of counsel to disclose information in the registration statement that it would not otherwise be required to publicly disclose and the Board determines that such disclosure is not in the Company's best interests. In addition, such holders of Class A Common Stock are entitled to offer and sell their Class A Common Stock in any underwritten public offering involving the offering of any security by the Company or any subsidiary of the Company, subject to certain limitations. The Company may also offer and sell its Class A Common Stock in any underwritten public offering effected at the request of such holders of Class A Common Stock, subject to certain limitations.

SHELF REGISTRATION STATEMENT

     In connection with its acquisition of The Bibb Company ("Bibb") on October 14, 1998, the Company agreed, subject to certain conditions, to file a registration statement covering Class A Common Stock (the "Registrable Stock") held by stockholders of Bibb which, as of the date of the Merger Agreement between the Company and Bibb, held ten percent or more of the common stock of Bibb. The registration statement will permit the Registrable Stock to be offered on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act (the "Shelf Registration"). In addition, the Company agreed, subject to certain conditions, to provide an opportunity for holders of Registrable Stock to include their shares in any registration statement proposed to be filed by the Company for its own account or that of other shareholders.

     The Company presently expects that the Shelf Registration will be filed as soon as practicable after the filing of the Company's Report on Form 10-K with respect to the 1998 fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below sets forth certain information relating to the compensation earned during the 1998, 1997 and 1996 fiscal years of the Company by the Company's Chief Executive Officer and by its four other most highly compensated executive officers (collectively the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                              AWARDS(3)
                                                                             ------------
                                                                   OTHER      SECURITIES
                                      ANNUAL COMPENSATION(1)      ANNUAL      UNDERLYING    ALL OTHER
                                    --------------------------    COMPEN-      OPTIONS      COMPENSA-
   NAME AND PRINCIPAL POSITION      YEAR    SALARY    BONUS(2)   SATION(4)       (#)         TION(5)
   ---------------------------      ----   --------   --------   ---------   ------------   ---------
Joseph L. Lanier, Jr..............  1998   $485,385   $413,350         --       65,000       $1,600
     Chairman and Chief             1997    442,410    442,410         --      100,000        1,600
     Executive Officer              1996    422,424    169,650         --           --        1,500
Richard L. Williams...............  1998    397,693    338,680     61,950       45,000        1,600
     President and Chief            1997    366,306    366,310         --       70,000        1,600
     Operating Officer              1996    352,118    141,410         --           --        1,500
Barry F. Shea.....................  1998    235,962    200,950         --       17,500        1,600
     Executive Vice President-      1997    215,447    215,450         --       30,000        1,600
     Chief Financial Officer        1996    201,815     81,050         --           --        1,500
Gregory R. Boozer.................  1998    187,500    159,680    142,740       12,500        1,600
     Executive Vice President-....  1997    160,770    160,770         --       25,000        1,600
     Manufacturing                  1996    145,385     58,390         --           --        1,454
Harry L. Goodrich.................  1998    157,692    134,290     81,655       10,000        1,577
     Vice President, Secretary      1997    132,689    132,690         --       10,000        1,327
     and General Counsel            1996    120,723     48,480         --           --        1,207

---------------
(1) The aggregate amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer and has therefore been omitted.

(2) Bonuses are based on operating income targets approved by the Board of Directors at the beginning of each fiscal year. Based upon operating income targets established at the beginning of the 1998 fiscal year, each of the Named Executive Officers was paid a bonus equal to approximately 85% of his base salary for the 1998 fiscal year.

(3) No Restricted Stock or SARs have been granted.

(4) Represents the difference between (i) fair market value of Class A Common Stock purchased upon exercise of non-qualified stock options during the 1998 fiscal year (based upon the closing price of the Class A Common Stock in trading on the New York Stock Exchange on the date of exercise) and (ii) the exercise price of the option.

(5) Represents amounts accrued during applicable fiscal years to each Named Executive Officer pursuant to the Dan River Salary Retirement Plan.

STOCK OPTIONS

     The following table sets forth information concerning stock options granted to each of the Named Executive Officers during fiscal year 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                               NUMBER OF        % OF                                   VALUE OF ASSUMED
                               SECURITIES      TOTAL                                    ANNUAL RATES OF
                               UNDERLYING     OPTIONS                              STOCK PRICE APPRECIATION
                                OPTIONS      GRANTED TO    EXERCISE                     FOR OPTION TERM
                                GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   -------------------------
NAME                           (#)(1)(2)    FISCAL YEAR     ($/SH)       DATE          5%            10%
----                           ----------   ------------   --------   ----------   -----------   -----------
Joseph L. Lanier, Jr........     65,000         14%         $8.31      11/13/08      $339,800      $861,119
Richard L. Williams.........     45,000         10%         $8.31      11/13/08       235,246       596,159
Barry F. Shea...............     17,500          4%         $8.31      11/13/08        91,485       231,840
Gregory R. Boozer...........     12,500          3%         $8.31      11/13/08        65,346       165,600
Harry L. Goodrich...........     10,000          2%         $8.31      11/13/08        52,277       132,480

---------------
(1) The Company has not granted any SARs.

(2) All options granted are options to purchase Class A Common Stock. The options vest and become exercisable in four equal increments on December 31, 1999, 2000, 2001 and 2002, respectively, but such vesting and exercisability will be accelerated in the event of a "Change of Control" as defined in the Indenture governing the Company's 10 1/8% Senior Subordinated Notes due 2003 (the "Indenture"). The options are automatically revoked if the optionee voluntarily leaves the Company or is terminated for cause prior to exercise of the options. To the extent options are vested at the time of an optionee's death, disability, retirement or involuntary termination without cause, the optionee or his estate will be entitled to exercise such options within six months after the date of the event resulting in termination of employment.

     The following table sets forth (i) the number and value of shares acquired on exercise of stock options during fiscal year 1998 by each of the Named Executive Officers; and (ii) the number of and value of stock options held by each of the Named Executive Officers at the end of fiscal year 1998. There are no SARs outstanding.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY END OPTION/SAR VALUES

                                                                     NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS FISCAL
                                                                         YEAR-END (#)                 YEAR-END(2)($)
                               SHARES ACQUIRED       VALUE        ---------------------------   ---------------------------
NAME                           ON EXERCISE (#)   REALIZED(1)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   --------------   -----------   -------------   -----------   -------------
Joseph L. Lanier, Jr.........          --                --         70,000         182,500       $343,000       $309,188
Richard L. Williams..........      28,000            61,950         56,000         129,000        274,400        223,288
Barry F. Shea................          --                --         21,000          52,750        102,900         85,881
Gregory R. Boozer............      18,000           142,740         25,750          41,875        177,985         64,406
Harry L. Goodrich............       8,500            81,655         28,250          22,625        249,895         47,238

---------------
(1) Represents the difference between (i) fair market value of Class A Common Stock purchased upon exercise of non-qualified stock options during fiscal year 1998 (based upon the closing price of the Class A Common Stock in trading on the New York Stock Exchange on the date of exercise) and (ii) the exercise price of the option.

(2) Represents the difference between the closing price on the New York Stock Exchange of the Company's Class A Common Stock on December 31, 1998 of $11.75 per share and the respective option exercise prices.

RETIREMENT PLAN

     The Dan River Inc. Salary Retirement Plan (the "Retirement Plan") provides noncontributory defined benefits based on both years of service and the employee's career average monthly earnings ("Average Compensation"). Average Compensation includes salary and commissions but excludes bonuses. Estimated annual benefits payable upon retirement at age 65 for each of the Named Executive Officers are as follows, based upon a single life annuity: Joseph L. Lanier, Jr. -- $14,769; Richard L. Williams -- $14,825; Barry F.
Shea -- $36,713; Gregory R. Boozer -- $52,047; and Harry L. Goodrich -- $35,890.

EMPLOYMENT AGREEMENTS

     Executive Employment Agreements

     The Company is party to employment agreements with Joseph L. Lanier, Jr., Richard L. Williams and Barry F. Shea, each of which became effective on November 20, 1997, and terminates five years thereafter, unless earlier terminated as described below (the "Employment Agreements"). Each Employment Agreement provides for the employee to be retained in certain specified capacities by the Company and to devote his full business time and attention to the business of the Company. Each of the employment agreements provides that the Company shall pay the employee a bonus under the Dan River Inc. Management Incentive Plan (the "Bonus Plan") and reimburse certain business related expenses. The Bonus Plan provides for the payment of an annual cash bonus to executive officers and key employees of the Company based upon the Company achieving certain operating income and cash flow goals established at the beginning of each fiscal year and approved by the Board of Directors. Participation in the Bonus Plan, as well as award levels and performance criteria, are recommended by the Chief Executive Officer and approved by the Compensation Committee of the Board of Directors.

     Mr. Lanier's employment agreement (the "Lanier Agreement") provides that he will serve as the Chief Executive Officer and Chairman of the Board of Directors of the Company at a base salary of $460,000 per year, which may be increased at the discretion of the Board of Directors, subject to certain cost of living adjustments.

     The Employment Agreements with Messrs. Williams and Shea provide for their employment as President and Chief Operating Officer and Chief Financial Officer of the Company, respectively. Each agreement provides that the employee shall receive a base salary determined by the Chief Executive Officer of the Company, subject to approval by the Compensation Committee of the Board of Directors.

     The Employment Agreements are terminable upon the death or disability of the employee, by the Company for good cause (as defined in the Employment Agreements), by the Company without cause, by the employee for good reason (as defined in the Employment Agreements), by the employee without good reason or upon the occurrence of a Change in Control (as defined in the Employment Agreements). Each Employment Agreement provides that, in the event the employee's employment is terminated for no cause, a change in control or for good reason (all as defined in the Employment Agreements), such employee will be paid an amount equal to two times his annual base salary in effect at the time of termination, plus any incentive bonus prorated to the date on which employment is terminated. The employee would also be entitled to participate for a period of up to twenty-four months after termination of his employment in various welfare, pension and savings plans and programs offered by the Company.

     Post-Employment Agreements

     The Company has entered into agreements with Messrs. Boozer and Goodrich, as well as certain other executive officers and key employees. These agreements provide certain assurances to the employee in the event Mr. Lanier ceases for any reason to be Chief Executive Officer of the Company (an "Employment Event"), including an agreement not to arbitrarily reduce the salary of or relocate the employee, and to allow the employee to participate in certain incentive and other benefit plans at a level commensurate with his level of participation at the time the Employment Event occurred. In the event employment of the employee is terminated by the Company without Good Cause (as defined) or by the employee upon breach of the agreement by the Company, the employee is entitled to a severance payment of up to two years salary, plus any bonus otherwise earned for the year in which the termination occurs, and to continue to participate for a period of up to two years in certain welfare, retirement and savings plans and policies afforded by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Maypole and Keller served as members, and Mr. Lill served as an alternate member of the Compensation Committee during fiscal year 1998.

     In line with merit budget guidelines approved annually by the Board of Directors, the Compensation Committee of the Board of Directors is responsible for (i) determining, subject to the approval of the full Board, the individual elements of total compensation of Mr. Lanier and (ii) approving the individual elements of total compensation for the other executive officers of the Company, based upon recommendations of a Management Compensation Committee consisting of Messrs. Lanier, Williams, Shea and Joseph C. Bouknight, Vice President-Human Resources. Bonus targets and participation levels are based on certain financial objectives recommended by senior management of the Company and approved by the Board of Directors. See "Committees of the Board of Directors."

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation package for all of its executive officers in fiscal year 1998 consisted of base salary, cash bonus and stock options. The Compensation Committee expects that compensation for executive officers in fiscal year 1999 will include these same elements.

BASE SALARY

     Mr. Lanier's base salary is determined in accordance with his employment agreement, with increases in excess of cost of living increases to be recommended by the Compensation Committee and subject to the approval of the full Board of Directors. In fiscal year 1998, Mr. Lanier's salary was increased approximately 9.7 percent from fiscal year 1997. The Board considered the amount of the increase appropriate in light of the Company's performance in comparison to its peers and its new status as a public company following the initial public offering in November 1997. Further, the Compensation Committee considered Mr. Lanier's increase, as well as increases granted certain of the other executive officers, to be in line with comparative salary and benefit data provided by an independent consultant, who recommended adjustments in salaries and benefits which, in the consultant's judgment, were necessary to attract and retain qualified management talent.

     Except as noted above, executive officers' salaries are established in line with merit budget guidelines applicable to all salaried employees and approved by the Board of Directors. The merit budget is established annually by the Board of Directors and is generally intended to adjust for inflation and competitive factors relating to pay levels in the textile industry. Adjustments may be approved by the Compensation Committee to take account of changes in the executive officer's responsibilities and his or her overall performance.

CASH BONUS

     Each executive officer, including Mr. Lanier, is eligible to receive an annual cash bonus pursuant to the terms of the Dan River Inc. Management Incentive Plan (the "Management Incentive Plan"). The established objectives of the Management Incentive Plan are to maximize operating income of the Company and its divisions while encouraging prudent management of working capital, and to enhance the Company's ability to attract and retain talented management. Operating income targets are recommended at the beginning of each fiscal year by the Compensation Committee and approved by the Board of Directors. The Compensation Committee determines the target award level category to which each executive officer is assigned. In establishing operating income targets and other financial criteria for awards under the Management Incentive Plan the Compensation Committee has focused specifically on the Company's performance in comparison to certain other textile companies; for example, achieving a target under the Management Incentive Plan generally requires performance above the level of such other textile companies at the time the bonus targets were established. With respect to fiscal year 1998, Mr. Lanier and the other Named Executive Officers were paid cash bonuses equal to approximately 85% of their respective base salaries in accordance with targets and award levels approved by the Board of Directors at the beginning of the 1998 fiscal year.

STOCK OPTIONS

     The Company's stock option plans are intended to align the interests between the Company's shareholders and its directors, officers and key employees through the grant of stock options which vest over a period of time. Options granted in 1998 had an exercise price equal to the closing price of the Company's Class A Common Stock on the New York Stock Exchange on the date of grant and, in the Committee's view, provide a strong incentive to management to build shareholder value over time.

John F. Maypole, Chairman
Donald J. Keller

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended (together, the "Acts"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below reflects cumulative shareholder return (assuming the reinvestment of dividends) on the Company's Class A Common Stock compared to the return on the S&P 500 Index and a peer group of textile companies which, in the opinion of the Company, are engaged in lines of business similar to those in which the Company is engaged. Trading in the Company's Class A Common Stock commenced on November 21, 1997 in connection with the Company's initial public offering. The graph reflects the investment of $100.00 on November 21, 1997 in the Company's Class A Common Stock, the S&P 500 Index and in the peer group and the reinvestment of dividends.

                   COMPARISON OF CUMULATIVE TOTAL RETURNS(1)
                       [STOCK PRICE PERFORMANCE GRAPH]

                                                     DAN RIVER INC.                  S&P 500                 PEER GROUP (2)
                                                     --------------                  -------                 --------------
 11/21/97                                               $100.00                     $100.00                     $100.00
 12/31/97                                               $109.58                     $106.43                     $106.75
 12/31/98                                               $ 78.33                     $136.84                     $101.22

---------------
     (1) Assumes initial investment of $100; total return assumes reinvestment of dividends; total returns based on market capitalization.

     (2) Peer group consists of Burlington Industries Inc., Cone Mills Corporation, Crown Crafts, Inc., Delta Woodside Industries Inc., Galey & Lord Inc., Pillowtex Corp., Springs Industries, Inc., Thomaston Mills, Inc., and Westpoint Stevens Inc.

     The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except in the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The Board of Directors of the Company has appointed the firm of Ernst & Young LLP to serve as independent auditors of the Company for the 1999 fiscal year, subject to ratification of this appointment by the shareholders of the Company. The Company has been advised by Ernst & Young LLP that neither it nor any member thereof has any direct or material indirect financial interest in the Company or any of its subsidiaries in any capacity. One or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company recommends a vote FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal 1999. Proxies received by the Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.

ANNUAL REPORT ON FORM 10-K

     The Company has enclosed with this Proxy Statement a copy of its Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

     The Company will provide without charge, at the written request of any shareholder of record or beneficial owner of the Company's stock as of March 1, 1999, a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

Dan River Inc.
P.O. Box 261
Danville, Virginia 24543
Attention: Scott D. Batson, Vice President-Finance

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

     Under the Company's Bylaws, only persons nominated in accordance with the procedures set forth therein will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the Board of Directors of the Company only if the shareholder is otherwise entitled to vote generally in the election of directors and only if timely notice in writing is sent to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than 130 days prior to the meeting. Notwithstanding the foregoing, in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the day on which such notice of the date the meeting was mailed or such public disclosure was made. Such shareholder's notice must set forth (i) with respect to each person whom the shareholder proposes to nominate for election or re-election as a director, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the number of shares of each class of Common Stock beneficially owned by such person and (d) other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) with respect to such shareholder giving such notice, (a) the name and address of such shareholder, as they appear in the Company's books and (b) the number of shares of each class of Common Stock beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

SHAREHOLDER PROPOSALS

     Under the rules of the SEC, any shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1999 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Under the Company's bylaws and as permitted by the rules of the SEC, in addition, any shareholder proposal to be presented at the Company's 2000 Annual Meeting of Shareholders but not included in the Company's Proxy Statement must be received by the Company in writing no later than December 14, 1999 or such proposal will be considered untimely and the persons appointed as proxies may exercise their discretionary voting authority with respect to such shareholder proposal. The written proposal must be in compliance with the Company's Bylaws. If, however, the Company fails to give less than 60 days' notice to shareholders or prior public disclosure of the Company's 2000 Annual Meeting of Shareholders, any shareholder proposal intended to be presented at such meeting must be received no later than ten days following the earlier of the date such notice was mailed or such public disclosure was made. All written proposals should be submitted to Harry L. Goodrich, Corporate Secretary, Dan River Inc., 2291 Memorial Drive, Danville, Virginia 24541.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies by the Board of Directors in connection with the Annual Meeting will be borne by the Company. No specific fee was allocated to services provided in connection with the solicitation of proxies. The Company will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors
                                          /s/ HARRY L. GOODRICH
                                          Harry L. Goodrich
                                          Secretary

                            ------------------------

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1998, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.
                            ------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                 DAN RIVER INC.
--------------------------------------------------------------------------------
                                 CLASS A SHARES

Please sign name exactly as it appears on this Proxy. Only one of several joint owners need sign. Fiduciaries should give full title. Corporations, partnerships or other entities should sign in the name of the entity by an authorized person.

RECORD DATE SHARES:







                                                    ----------------------------
    Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------



----Shareholder sign here----------------------------Co-owner sign here---------


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


1. Election of Group B Director.                        FOR     WITH-
                                                      NOMINEE   HOLD

                    RICHARD L. WILLIAMS                 [ ]      [ ]





2. To ratify the appointment of Ernst & Young LLP as    FOR    AGAINST   ABSTAIN
   independent auditors.
                                                        [ ]      [ ]       [ ]



   Mark box at right if you plan to attend the Annual Meeting.             [ ]


   Mark box at right if an address change or comment has been noted on
   the reverse side of this card.                                          [ ]


DETACH CARD                                                          DETACH CARD


                                 DAN RIVER INC.


  Dear Shareholder,

  Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

  Sincerely,

  Dan River Inc.

CLASS A                                                                  CLASS A

                                 DAN RIVER INC.

                ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 1999
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby appoints Donald J. Keller, Joseph L. Lanier, Jr. and John F. Maypole as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 1999 Annual Meeting of Shareholders of DAN RIVER INC. to be held at the Riverview inn, One Country Club Drive, Danville, Virginia 24541, on April 23, 1999, at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

PLEASE RECORD ADDRESS CHANGE OR ANY COMMENTS HERE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                 DAN RIVER INC.
--------------------------------------------------------------------------------
                                 CLASS B SHARES

Please sign name exactly as it appears on this Proxy. Only one of several joint owners need sign. Fiduciaries should give full title. Corporations, partnerships or other entities should sign in the name of the entity by an authorized person.

RECORD DATE SHARES:







                                                    ----------------------------
    Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------



----Shareholder sign here----------------------------Co-owner sign here---------


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


1. Election of Group B Director.                        FOR     WITH-
                                                      NOMINEE   HOLD

                    RICHARD L. WILLIAMS                 [ ]      [ ]





2. To ratify the appointment of Ernst & Young LLP as    FOR    AGAINST   ABSTAIN
   independent auditors.
                                                        [ ]      [ ]       [ ]



   Mark box at right if you plan to attend the Annual Meeting.             [ ]


   Mark box at right if an address change or comment has been noted on
   the reverse side of this card.                                          [ ]


DETACH CARD                                                          DETACH CARD


                                 DAN RIVER INC.


  Dear Shareholder,

  Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

  Sincerely,

  Dan River Inc.

CLASS B                                                                  CLASS B

                                 DAN RIVER INC.

                ANNUAL MEETING OF SHAREHOLDERS - APRIL 23, 1999
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby appoints Donald J. Keller, Joseph L. Lanier, Jr. and John F. Maypole as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 1999 Annual Meeting of Shareholders of DAN RIVER INC. to be held at the Riverview inn, One Country Club Drive, Danville, Virginia 24541, on April 23, 1999, at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

PLEASE RECORD ADDRESS CHANGE OR ANY COMMENTS HERE:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------